                                               UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 10549
                                                        ___________________

                                          FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             March 12, 2003

Commission File Number:                 0-10843

                                                                 CSP Inc.
                              (Exact name of registrant as specified in its charter)

                             Massachusetts                                                           04-2441294
                  (State or other jurisdiction of                                              (I.R.S. Employer
                  incorporation or organization)                                             Identification No.)

                 43 Manning Road, Billerica, Massachusetts                              01821-3901
                (Address of principal executive offices)                                        (Zip Code)

                                                                (978) 663-7598
                                      (Registrant's telephone number, including area code)

                                                                        None
                      (Former name, former address, former fiscal year, if changed since last report)

Item 4. Change in Registrant's Certifying Accountant.

 On March 5, 2003, the Audit Committee of CSP Inc. (the Company) dismissed KPMG LLP ("KPMG") as its independent public accountants. The Company is in the process of selecting a new independent public accountant and will announce its decision as soon as that process has been completed. The decision to change accountants was based upon a review of proposals for the current fiscal year ended September 30, 2003.

KPMG reports on the Company's consolidated financial statements for the fiscal years ended September 30, 2002 and August 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended September 30, 2002 and August 31, 2001 and through the date of this Form 8-K (the "Relevant Period"), there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement(s) in connection with its reports on the Company's consolidated financial statements for such years.

The Company has provided a copy of the foregoing statements to KPMG. Attached, as Exhibit 16.1 is a copy if KPMG's letter to the Commission dated March 12, 2003.

Item 7. Financial Statements or Exhibits

(C) Exhibits.

Exhibit No. Description

16.1 Letter from KPMG LLP to the Securities and Exchange Commission.

                                                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CSP Inc.
(Registrant)

Date: March 12, 2003                                         By: /s/ Gary W. Levine
                                                                                    Vice President of Finance,
                                                                                      Chief Financial Officer

EXHIBIT INDEX

16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated ` March 12, 2003.

EXHIBIT 16.1

LETTER OF KPMG LLP REGARDING CHANGE IN CERTIFYING ACCOUNTANT

KPMG Logo

KPMG LLP

99 High Street

Boston MA 02110-2371

Tel 617 988-1000

Fax 617 988-0803

www.KPMG.com

March 12, 2003
Securities and Exchange Commission Washington, D.C. 20549
Ladies and Gentlemen:

We were previously principal accountants for CSP Inc. and, under the date of November 15, 2002, we reported on the consolidated financial statements of CSP Inc. as of September 30, 2002 and August 31, 2001 and for the years ended September 30, 2002, and August 31, 2001. On March 5, 2003, our appointment as principal accountants was terminated. We have read CSP Inc.'s statements included under Item 4 of its Form 8-K dated March 12, 2003, and we agree with such statements except that we are not in a position to agree or disagree with the Company's stated reason for changing principal accountants.

.

Very truly yours,

s/ KPMG LLP

KPMG LLP

CC:

Chief Accountant, Securities and Exchange Commission